CHINA BRIGHT STAR HOLDINGS LIMITED - STATEMENTS OF INCOME (USD $)	3 Months Ended		15 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2011
General and administrative expenses	$ 1,500	$ 250	$ 9,675
Total operating expenses	1,500	250	9,675
Income (loss) from operations	$ (1,500)	$ (250)	$ (9,675)
Basic and diluted earnings per share	$ 0.00	$ 0.00	$ 0.00
Weighted average number of common shares outstanding	400,000	400,000	400,000